EMPLOYEE CONFIDENTIALITY, NON-
                    DISCLOSURE AND NON-COMPETITION AGREEMENT

      This agreement is made effective on the _22_ day of __March__, 2001.

BETWEEN:

                        CORMAX BUSINESS SOLUTIONS INC. &
                         EXPANDED SYSTEMS SOLUTIONS INC.
                               (the "Corporation")

                                     - and -

                    __________Grahame Entwistle _____________

                                (the "Employee")

         WHEREAS, the Employee is desirous of entering into an association with the Corporation and the Corporation is desirous of being associated with the Employee.

         NOW THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, the parties agree as follows:


1.       DEFINITIONS

1.1 In this Agreement, unless the context otherwise requires, the following expressions have the following meanings:

         "Agreement" - means this employee  Confidentiality,  Non-Disclosure and
         Non-Competition   Agreement   made   effective   the   __22__   day  of
         ____March_____, 2001.

         "Client" - means those persons, firms or corporations which have requested, or to whom the Corporation has made a proposal to provide goods, services, information or technical expertise whether for remuneration or not; and specifically includes the identity or name of such client;

         "Employment Agreement" - means that Employment Agreement between the Corporation and the Employee dated the __22__ day of ___March___, 2001.

         "Functional specifications" - means the functional specifications prepared by or provided to the Corporation for use in the design of Programs written or to be written for a client and includes menu and screen designs, hardware system analysis, flowcharts, algorithms, database design, specifications, manuals, printouts, notes, annotations, lay-outs, cards, card decks, charts and other like material and documentations, together with all included information, and know-how (technical or otherwise);

         "Implementations plans" - means the time schedules for the completion of proposals, projects or the preparation and delivery of programs or services by the Corporation;

         "Information" - means programs, functional specifications, implementation plans, operating manuals, trade secrets, proprietary and confidential information of the Corporation (which specifically includes clients) together with any and all other information disclosed to the Employee by the corporation which relates to the past, present and future research, development and business activities of the Corporation or its clients;

         "Operating manuals" - means the operational and technical manuals prepared by the Corporation which describe overviews of the operation of the Functional specifications and Programs and includes instruction to users and/or technicians;

         "Programs" - means any application or operating system software, firmware, programs or portions thereof, user interfaces, programmers libraries of routines and subroutines, etc. written, enhanced or assembled by the Corporation;

          "Services" - means any activities carried on by the Corporation in the performance of its business obligations, whether or not such services are provided by the Corporation to any client; "Source Code" - means the source codes of the Programs in either eye-readable form in the language or languages used for the programs or in machine readable form (whether complied or not);

         "Trade Secrets" - means that information used by the Corporation which may be available, or disclosed by the Corporation or obtained through observation or examination of the Corporation's customers or suppliers, but which information is not disclosed to clients or third parties.

2.       AGGREEMENT AS A CONDITION OF ASSOCIATION

         As a condition of the association of the undersigned, the Corporation required the undersigned to agree to protect the confidentiality of the business of Cormax and of the Information obtained through association with the Corporation which relates to the Corporation or its clients. This Agreement contains the terms, obligations, duties and covenants which are intended to insure this confidentiality.

3.       WARRANTIES AND REPRESENTATIONS

3.1      The   Employee   warrants,   covenants   and  agrees  to  protect   the
         confidentiality of the Information and the business carried on by the Corporation and of the nature and particulars of the work the Employee may be required to perform for the Corporation or its clients, including the identity of such clients and suppliers and any information the Corporation has received from the other sources which the Corporation is obligated to treat as confidential or proprietary. If there is any question as to what comprises such confidential or proprietary information, the Employee agrees to immediately inform a director or officer of the Corporation.

3.2      The Employee warrants and represents to the Corporation:

         (a) that during the course of the Employee's employment with the Corporation under the Employment Contract and for that further period specified in Section 4.5 of this Agreement, the Employee agrees always to act in good faith and in the best interest of the Corporation;

         (b) the Employee is not currently bound by any other association or engagement or agreement, restrictions or obligations which do, or would, in any way interfere or be inconsistent with the services to be furnished by the Employee to the Corporation under the Employment Agreement, in whatever capacity;

         (c) the Employee is free to enter into and remain in association with the Corporation in the capacity outlined in the Employ-ment Agreement;

         (d) the services and work-product the Employee provides to the Corporation will be original with the Employee, or derivative of the Corporation's business, and that nor portion of such services or work-product, or its use or distribution by the Corporation, will violate or is protected by the right, title, interest or similar right of any third person or entity.

3.3      The  Employee  warrants  and  represents  to the  Corporation  that the
         Employee  is  capable  of  entering  into  this   Agreement   with  the
         Corporation in every and all respects.

4.       NON-DISCLOSURE INFORMATION

4.1 While employed by the Corporation under the Employment Contract, and for that further period specified in Section 4.5 of this Agreement, the Employee shall not disclose or use the information except as required in the Employee's performance of his duties to the Corporation.

4.2 While employed by the Corporation, and for that further period specified in Section 4.5, the Employee shall take all reasonable precautions to prevent any other person or entity with which the Employee is or may become associated as supervisor, employee, owner or otherwise from acquiring such Information from or through the Employee and / or using or divulging such Information at any time.
4.3      Information as used herein shall not mean to refer to information:

          (a)  previously   known  to  the  Employee   without   obligations  of
          confidence;

          (b) without breach of this Agreement, is publicly disclosed either prior or subsequent to the Employee's receipt of such information by or from the Corporation; or

          (c) is rightfully received by the Employee from a third party without obligation or confidence.

4.4 In the event of the loss of any item containing such Information, the Employee shall promptly notify the Corporation in writing of such loss, describing the item and its contents.

4.5 At any time from and after the date the Employee ceases to be employed by the Corporation regardless of the reason or cause for the cessation of employment, the Employee agrees to hold all such Information in trust and confidence for the Corporation and not to use such information other than for the benefit of the Corporation and the determination of what constitutes a benefit of the Corporation shall be in the sole opinion of the Corporation.

4.6 Except as may be authorized in writing signed by an officer or director of the Corporation during such period of time as set out in Section 4.5, the Employee agrees not to disclose or divulge any Information, by publication or otherwise, to any person or entity.

4.7 Promptly upon cessation of the Employee's employment by the Corporation in whatever capacity and for whatever or cause, the Employee shall give to the Employee's supervisor or to an officer or director of the Corporation all Information embodied in written or descriptive form, including but not limited to originals and copies thereof, drawings, blueprints, descriptions, lists, charts, graphs, codes, and all other papers, documents, tapes or any other media which contain any such Information.

5.       NON-COMPETITION

5.1 While the Employee is employed by the Corporation the Employee agrees to not, without the written consent of the Corporation first had and obtained, which consent may be arbitrarily and unreasonably withheld:

         (a) work independently, or as a part-time or full-time employee of an independent contractor, for or as a consultant to any person or entity, who or which directly competes with the Corporation in respect to business clients, or information in which the Corporation does business or in which the
                  Corporation had or has invested time, effort or money (referring to that time during which the Employee was employed by the Corporation); or

         (b) either directly or indirectly, as principle or agent, partner, employee or as a shareholder or in any other capacity whatsoever, alone or in association with any other person, firm or corporation, carry on or be engaged or be financially concerned or interested with or in any operations, activities or businesses in competition with the business of the Corporation, or

         (c) solicit any customer, client, employee or consultant employed, engaged or doing business with the Corporation.

5.2 For the purposes of this Section 5, a competing person or entity, means any person or entity, whether for profit or no-for-profit, who is involved in operations, activities or business in competition with the business of the Corporation in which the Employee worked in respect to which the Employee has received information;

5.3 Provided that if the Corporation terminates the Employment Agreement without just cause or the Employee terminates the Employment Agreement with cause, the Employee shall not be bound by the terms and conditions of this Agreement as it relates to non-competition, specifically but not limited to Section 5.1 of this Agreement.

6.       PROPRIETARY RIGHTS TO INTELLECTUAL PROPERTY

6.1. The Employee agrees the copyright and all other intellectual property rights of whatever nature in any and all Information prepared by the Employee during the course of association with the Corporation, whether or not such information or material is prepared on or off the premises of the Corporation, shall belong exclusively to the Corporation be deemed to be works made for hire.

6.2 To the extent that any items may not, by operation of law, be works made for hire, the Employee hereby irrevocably transfers and assigns to the Corporation the ownership of all right, title, and interest in such items, including but not limited to copyright, and the corporation shall have the right to obtain and hold in its own name copyright or other protection which may be available or become available in the items. The Employee agrees to give the Corporation, its designees or assignees all assistance reasonably required to perfect such rights, titles and interests.

6.3 Generally and with regard to Section 6.1 above, the Employee shall disclose promptly to the Corporation all inventions, discoveries, formulas, processes, designs, trade secrets and other useful information and know-how made, discovered or developed by the Employee either alone or in conjunction with any other person or entity during the term of the Employee's association with the Corporation that are based on, derived from or make use of any information disclosed to or acquired by the Employee during his term of association with the Corporation. All the foregoing shall for the purposed herein be defined and considered as Information.

6.4 Notwithstanding any other provision of this Agreement, whether or not still in association with the Corporation, the Employee shall have no right to use the Corporation's name, trade, or service marks whether existing pursuant to common law, provincial or federal statute, rules, or regulations, this Agreement, or the services performed by the Employee to the Corporation, directly or indirectly, in connection with any production, promotion or publications, without the prior written approval of an officer or director of the Corporation.

7.       TERMINATION OF EMPLOYMENT AND EFFECT OF TERMINATION

7.1 In order to permit the corporation to enforce its rights and interests pursuant to this Agreement, the Employee agrees that for a period of one (1) year from the termination of the Employee's employment with the Corporation, except in the circumstances set out in Section 5.3 of this Agreement; the Employee shall give written notice to the Corporation as to the Employee's then current residence(s) and then current work address(es).

7.2 Any termination of the employment of the Employee (howsoever occasioned) shall not affect any accrued rights or liabilities of either party nor shall such termination affect the coming into force or the continuance in force of any provision hereof which is expressly or by implication intended to come into or continue in force on or after such termination. All the foregoing warranties, covenants and obligations particularly those in Sections 3, 4, 5, 6 and 7 shall survive any termination of such employment.

7.3 The Employee shall at no time interfere with, frustrate or hinder the Corporation in the performance of the Corporation's rights under this Agreement.

7.4 The Employee agrees that all restrictions contained in Section 4, 5 and 6 are reasonable and valid and all defences to the strict enforcement thereof by the Corporation are hereby waived by the Employee.

7.5 The Employee agrees that the remedy at law for any breach by the Employee of Sections 4, 5 and 6 of this Agreement will be inadequate and that the Corporation, on any application to a court, shall be entitled to temporary and permanent injunctive relief against the Employee without the necessity of proving actual damage to the Corporation.

7.6 In the event of an actual or threatened breach by the employee of any provision of this Agreement, the Corporation shall be entitled to both legal and equitable relief. Nothing herein shall be construed as prohibiting the Corporation from pursuing any of its available remedies arising from such breach or threatened breach including recovery of damages, and where applicable, injunctive relief to restrain such breach or threatened breach.

8.       FURTHER ASSURANCES

8.1 If any provision of this Agreement, shall be held unenforceable, the unenforceable portion shall be deemed severable and the remainder of the provision or any portion of this Agreement shall remain in full force and effect.

8.2 This Agreement may be assigned by the Corporation to any of its sub-sidiaries or to a successor to all or substantially all of the assets and business of the Corporation.

8.3 The Employee shall not assign, pledge or encumber his interest in this Agreement nor assign any of his rights or duties under this Agreement without the prior written consent of the Corporation.

8.4 The Agreement shall be binding on and enure to the benefit of the successors and assigns of the Corporation and the heirs, executors, administrators, permitted successors and assigns of the Employee.

8.5 This Agreement shall be governed by, construed and interpreted in accordance with the laws of the Province of Alberta and each of the parties herby irrevocably attorns to the exclusive jurisdiction of the Courts of the Province of Alberta.

8.6 The parties shall execute and do all such further deeds, documents and things as may be necessary to carry out the provisions of this Agreement.

8.7 Should any portion of this Agreement be subject to court proceeding or litigation of any nature involving legal counsel, the party in breach of this Agreement shall bear all legal costs involved, on a solicitor and his own client basis.

8.8      Time is of the essence in this Agreement.

8.9      The undersigned Employee hereby acknowledges and confirms that:

         (a)      prior to execution and delivery of this Agreement the Employee
                  has  been  advised  to  seek   independent   legal  advice  in
                  connection with this Agreement and has either:

               (i) obtained such independent legal action; or


          (b) Employee has executed this Agreement voluntarily with full knowledge of its terms and conditions.



            IN WITNESS the undersigned has executed this Agreement this __22__ day of __March__, 2001.



                                                  CORMAX BUSINESS SOLUTIONS LTD.

/s/ Rick Shykora                                              /s/ Todd Violette
------------------------------------------- Per:--------------------------------
WITNESS


             IN WITNESS the undersigned has executed this Agreement this _22_ day of __March__, 2001.




/s/ Rick Shykora                                     /s/ Grahame Entwistle
------------------------------------------- ------------------------------------
WITNESS                                              ("Employee")



I have received a signed copy of this Agreement this __22__ day of __March__, 2001.


/s/ Grahame Entwistle
------------------------------------------- ("Employee")